Annual Report

                                       REAL ESTATE
                                       FUND
                                       DECEMBER 31, 2001


    [logo]
    T. ROWE PRICE

            REPORT HIGHLIGHTS
            -------------------------------------------------------------------
            Real Estate Fund

          o While the overall stock market continued to fall, real estate delivered positive returns.

          o In a challenging environment, your fund posted solid gains for both the six months and year ended December 31.

          o We adhered to our strategy of holding higher-quality, higher-growth companies, despite a rally in higher-yielding stocks.

          o We believe that real estate is well positioned to benefit over the long term from an economic recovery.

          REPORTS ON THE WEB

          Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

The U.S. economy continued to weaken over the six months ended December 31,

despite the Federal Reserve's aggressive short-term interest rate cuts. Stocks declined through the third quarter, falling sharply following the September 11 terrorist attacks in New York and Washington, D.C., before rebounding to pre-attack levels by the end of the year. Despite the fourth-quarter rally, the broader stock market indexes (as measured by the S&P 500 and Nasdaq Composite)

registered their second consecutive annual loss--declines of a magnitude not seen in nearly three decades. Fortunately, real estate again provided rewarding diversification benefits, and your fund delivered positive returns in a difficult year.

     PERFORMANCE COMPARISON
     --------------------------------------------------------------------------
     Periods Ended 12/31/01                 6 Months                  12 Months
     --------------------------------------------------------------------------
     Real Estate Fund                          1.23%                      8.87%
     ..........................................................................
     Wilshire Real Estate
     Securities Index                          0.62                      10.45
     ..........................................................................
     Lipper Real Estate
     Funds Average                             1.19                       8.81
     ..........................................................................

          In light of this challenging environment, we are heartened that your fund provided a total return of 8.87% for the 12 months ended December 31, as shown in the table. We have previously discussed the real estate sector's ability to weather short-term economic discontinuities. This is largely possible through the benefits of the contractual lease payments collected by our investments. However, as we have also stressed, real estate cannot forever remain immune from an economic downturn, and this was evident as returns were lower for the second half.

          Results were marginally ahead of our Lipper peer group for both the year and six months but were mixed against our passive index. Your fund's management team maintained its strategy of emphasizing investments in higher-quality companies, despite what Salomon Smith Barney called a "junk rally" among higher-yielding names that emerged during the first half of the year, which is reflected in our full-year performance against the passive Wilshire index. We believe that our strategy is sound for the long term, and we are further encouraged by recent relative results.

     DIVIDEND DISTRIBUTION

          On December 11, 2001, your Board of Directors declared a fourth-quarter dividend of $0.20, bringing the full-year total to $0.53. This distribution was paid on December 13 to shareholders of record on December 11.

     MARKET ENVIRONMENT AND STRATEGY

          Despite the turmoil of 2001, the real estate sector continued to offer positive returns and rewarding distributions. Within the real estate sector, performance was segmented along a spectrum of growth and yield. Higher-yielding (or lower-growth) investments outperformed the higher-growth alternatives. This trend emerged in the first half of 2001 after a year in which higher-growth real estate investments significantly outperformed the higher-yielding segment.

          As we pointed out in our last report, many of these high-yield stocks got that way because of inferior past performance and poorer future growth prospects. Our investment strategy and portfolio composition emphasize higher-quality companies with a combination of strong assets, balance sheets, markets, and management talents. This strategy has served us well and allowed us to outperform our benchmark and peers since inception, and we remain confident that quality investments will excel in the long run.

          We constantly review investment alternatives and feel that our higher-quality investments and portfolio composition offer superior risk-adjusted prospects moving forward. Indeed, we view the valuation spread along this quality spectrum as too narrow today and believe that it will ultimately widen again, benefiting the true "value creators." Had we chosen to engage in vast portfolio rotation to chase the trend of high-yield performance, we would have been uncomfortable with a resultant portfolio of lower-quality assets, weaker markets, inferior balance sheets, and dimmer growth prospects. We are content with our 8.87% return this year along with the higher confidence we have in our portfolio going forward. We were also pleased that the fund achieved an overall five-star rating from Morningstar in January 2002. Morningstar rated the fund among 4,811 domestic equity funds for the three-year period ended December 31, 2001.*

          While we are excited about the growth prospects for our investments, we are also reaping the rewards of dividend distributions. We seek companies with superior dividend coverage and higher projected dividend growth potential. We believe that we are being nicely rewarded today while we invest with these quality organizations. Distributions for the Real Estate Fund increased again in 2001, as they have in each year since the fund's inception. Dividends remain an important component of our total return, and real estate investment trusts (REITs) continued their tradition as cash-generating vehicles. Indeed, while Standard & Poor's reports that dividends on the S&P 500 Index declined 3.3% in 2001, Banc of America Securities notes that dividends for REITs increased 3.5%. Meanwhile, REITs achieved another level of recognition this year. Two fund holdings, Equity Office Properties and Equity Residential Properties Trust, were added to the S&P 500 Stock Index after Standard & Poor's reversed a long-standing practice that excluded REITs from the widely followed large-cap index. Not surprisingly, these REITs represented the highest-yielding members of the S&P 500 at the end of 2001, according to Standard and Poor's.

     PORTFOLIO REVIEW

          The fund's increased weighting in the shopping center segment proved fruitful in the second half of 2001, and Regency Centers and Weingarten Realty Investors contributed nicely to returns. We also benefited from the addition of Pan Pacific Retail Properties, a shopping center REIT that focuses predominantly on grocery-anchor centers in the western U.S. We eliminated another shopping center REIT, Federal Realty. Although we very much admire the assets of Federal Realty, we were concerned that the company had concentrated too much risk in a single development project that had seen serious down-

   *For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating(TM) metrics. The fund received 5 stars for the three-year period. Each fund is rated exclusively against U.S.-domiciled domestic equity funds. Past performance cannot guarantee future results.

    INDUSTRY DIVERSIFICATION
    ---------------------------------------------------------------------

                                                    Percent of Net Assets
                                                  6/30/01        12/31/01
    ---------------------------------------------------------------------
    Office                                          19.3%           20.4%
    .....................................................................
    Apartment/Residential                           17.7            18.0
    .....................................................................
    Office and Industrial                           11.8             8.5
    .....................................................................
    Shopping Center                                 10.4            11.3
    .....................................................................
    Diversified                                      9.3             7.9
    .....................................................................
    Industrial                                       9.1             8.9
    .....................................................................
    Regional Mall                                    7.8             8.6
    .....................................................................
    Lodging and Leisure                              5.8             5.5
    .....................................................................
    Manufactured Housing                             3.1             3.2
    .....................................................................
    Reserves                                         2.2             4.9
    .....................................................................
    Other Real Estate                                1.8             1.1
    .....................................................................
    Self-Storage                                     1.7             1.7
    .....................................................................
    Services                                         0.0             0.0
    .....................................................................
    Total                                          100.0%          100.0%

          ward revisions of expected investment returns.

          We added significantly to our position in Vornado Realty Trust, now our second largest holding. We respect the management team at Vornado and are excited about recent actions at the company, including its acquisition of the assets of the private firm Charles E. Smith Commercial Realty. These acquired assets provide Vornado with an excellent position in the Washington, D.C., market. Vornado also has a sizable asset base in Manhattan, and we believe that Washington, D.C., and Manhattan offer excellent prospects due to the constraints on new supply in these markets. In contrast, we became increasingly concerned with the supply-and-demand characteristics of certain Texas markets. This led to the elimination of Crescent Real Estate Equities, which has significant holdings in Houston and Dallas.

          The fund's largest holding, Equity Office Properties, completed its merger with Spieker Properties, which we also owned. Equity Office is now by far the largest publicly traded REIT, with over 120 million square feet of space. Alexandria Real Estate was a new addition to the portfolio. Alexandria is a REIT that specializes in facilities oriented toward pharmaceutical and life science interests. The company has developed unique contacts and expertise in these areas, and we have been impressed by its strong financial results.

    OUTLOOK

          The fundamental prospects for real estate are governed by supply and demand, and in the long run we believe that the supply fundamentals of these long-lived assets are most critical to successful investing. Fortunately, we are quite optimistic about the long-term supply prospects in real estate. We remain cautious, however, because the slow U.S. economy could dampen demand for our assets in the short term. Challenges also include lingering security concerns and rising insurance expenses.

          Working in our favor, the Fed has been aggressive in pursuit of renewed growth, and Congress may yet enact a stimulus bill that could hasten the recovery. Already, we have seen possible signs of an upturn, though risks remain. Given the tame supply outlook and tighter lending practices, we believe that real estate is well positioned to benefit over the long term from an economic recovery.

          Respectfully submitted,

          /s/David M. Lee

          David M. Lee
          Chairman of the fund's Investment Advisory Committee

          January 21, 2002

          The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                    Percent of
                                                                    Net Assets
                                                                      12/31/01
     -------------------------------------------------------------------------
     Equity Office Properties                                             8.8%
     .........................................................................
     Vornado Realty Trust                                                 4.9
     .........................................................................
     Equity Residential Properties Trust                                  4.7
     .........................................................................
     Simon Property Group                                                 4.1
     .........................................................................
     Regency Centers                                                      3.3
     -------------------------------------------------------------------------
     Avalonbay Communities                                                3.2
     .........................................................................
     AMB Property                                                         3.2
     .........................................................................
     Archstone-Smith Trust                                                3.1
     .........................................................................
     Cousins Properties                                                   3.0
     .........................................................................
     Weingarten Realty Investors                                          3.0
     -------------------------------------------------------------------------
     Camden Property Trust                                                2.9
     .........................................................................
     Arden Realty                                                         2.9
     .........................................................................
     Boston Properties                                                    2.9
     .........................................................................
     Duke Realty                                                          2.6
     .........................................................................
     Kilroy Realty                                                        2.5
     -------------------------------------------------------------------------
     CBL & Associates Properties                                          2.5
     .........................................................................
     Apartment Investment & Management                                    2.5
     .........................................................................
     Reckson Associates Realty                                            2.2
     .........................................................................
     SL Green Realty                                                      2.1
     .........................................................................
     ProLogis Trust                                                       2.1
     -------------------------------------------------------------------------
     Mack-Cali Realty                                                     2.1
     .........................................................................
     General Growth Properties                                            2.0
     .........................................................................
     Centerpoint Properties                                               2.0
     .........................................................................
     Pan Pacific Retail Properties                                        1.9
     .........................................................................
     Manufactured Home Communities                                        1.8
     -------------------------------------------------------------------------
     Total                                                               76.3%

     Note: Table excludes reserves.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES

     Listed in descending order of size

     6 Months Ended 12/31/01

     Ten Largest Purchases                  Ten Largest Sales
     --------------------------------------------------------------------------
     Equity Office Properties               Spieker Properties**
     ...................................    ...................................
     Vornado Realty Trust                   Federal Realty Investment Trust**
     ...................................    ...................................
     Pan Pacific Retail Properties*         Crescent Real Estate Equities**
     ...................................    ...................................
     Avalonbay Communities                  Trizec Hahn**
     ...................................    ...................................
     Cousins Properties                     Reckson Associates Realty
     ...................................    ...................................
     Regency Centers                        Post Properties**
     ...................................    ...................................
     Alexandria Real Estate*                SL Green Realty
     ...................................    ...................................
     Weingarten Realty Investors            Catellus Development
     ...................................    ...................................
     Equity Residential Properties Trust    Mack-Cali Realty
     ...................................    ...................................
     Centerpoint Properties                 Kilroy Realty
     ...................................    ...................................

      * Position added
     ** Position eliminated

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception
     (for funds lacking 10-year records).The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses,which are deducted from fund returns as well as mutual fund averages and indexes.

     REAL ESTATE FUND

     As of 12/31/01

[line chart]

                    Wilshire Real          Lipper Real Estate      Real Estate Fund
                    Estate Securities      Funds Average
                    Index
10/31/97            10,000                 10,000                  10,000
12/97               10,428                 10,372                  10,782
12/98                8,611                  8,695                   9,180
12/99                8,337                  8,466                   9,067
12/00               10,899                 10,603                  11,961
12/01               12,038                 11,412                  13,022

[end line chart]

AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since   Inception
     Periods Ended 12/31/01          1 Year   3 Years   Inception        Date
     -------------------------------------------------------------------------
     Real Estate Fund                 8.87%    12.36%       6.54%    10/31/97
     .........................................................................

     Investment return and principal value represent past performance and will vary.Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS            For a share outstanding throughout each period
-------------------------------------------------------------------------------

                                                  Year                                             10/31/97
                                                 Ended                                              Through
                                              12/31/01     12/31/00     12/31/99      12/31/98     12/31/97
     NET ASSET VALUE
     Beginning of period                      $  10.19     $   8.11     $   8.68      $  10.69     $  10.00
                                              ..........................................................................
     Investment activities
        Net investment income (loss)              0.42*        0.38*        0.37*         0.38*        0.08*
        Net realized and unrealized
        gain (loss)                               0.46         2.16        (0.49)        (1.97)        0.70
                                              ..........................................................................
        Total from investment activities          0.88         2.54        (0.12)        (1.59)        0.78
                                              ..........................................................................
     Distributions
        Net investment income                    (0.53)       (0.38)       (0.37)        (0.40)       (0.09)
        Return of capital                           --        (0.09)       (0.08)        (0.04)          --
                                              ..........................................................................
        Total distributions                      (0.53)       (0.47)       (0.45)        (0.44)       (0.09)
                                              ..........................................................................
     Redemption fees
     added to paid-in-capital                       --         0.01           --          0.02           --
                                              ..........................................................................
     NET ASSET VALUE
     End of period                            $  10.54     $  10.19     $   8.11      $   8.68     $  10.69
                                              --------------------------------------------------------------------------

     Ratios/Supplemental Data

     Total return[diamond]                       8.87%*      31.92%*     (1.23)%*     (14.86)%*       7.82%*
     ...................................................................................................................
     Ratio of total expenses to
     average net assets                          1.00%*       1.00%*       1.00%*        1.00%*       1.00%*[dagger]
     ...................................................................................................................
     Ratio of net investment
     income (loss) to average
     net assets                                  4.09%*       4.61%*       4.22%*        4.07%*       6.07%*[dagger]
     ...................................................................................................................
     Portfolio turnover rate                     37.2%        19.0%        26.9%         56.8%         8.4%[dagger]
     ...................................................................................................................
     Net assets, end of period
     (in thousands)                           $ 68,720    $  53,703    $  24,725     $  27,599    $  7,259
     ...................................................................................................................

 [diamond] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
         * Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/03.
  [dagger] Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------
                                                             December 31, 2001

STATEMENT OF NET ASSETS                                   Shares             Value
-----------------------------------------------------------------------------------
                                                                      In thousands
     COMMON STOCKS  95.1%

     REAL ESTATE 94.2%

     Apartment/Residential 18.0%

     Apartment Investment & Management (Class A), REIT       37,000   $      1,692
     ..............................................................................
     Archstone Smith Trust                                   80,000          2,104
     ..............................................................................
     Avalonbay Communities, REIT                             47,000          2,224
     ..............................................................................
     Camden Property Trust, REIT                             55,000          2,018
     ..............................................................................
     Equity Residential Properties Trust, REIT              112,000          3,215
     ..............................................................................
     Gables Residential Trust, REIT                          38,000          1,125
     ..............................................................................
                                                                            12,378
                                                                      .............
     Diversified 7.9%

     Cousins Properties, REIT                                85,000          2,071
     ..............................................................................
     Vornado Realty Trust, REIT                              81,000          3,369
     ..............................................................................
                                                                             5,440
                                                                      .............
     Industrial 8.9%

     AMB Property, REIT                                      83,500          2,171
     ..............................................................................
     Centerpoint Properties, REIT                            28,000          1,395
     ..............................................................................
     EastGroup Properties, REIT                              47,000          1,084
     ..............................................................................
     ProLogis Trust, REIT                                    67,500          1,452
     ..............................................................................
                                                                             6,102
                                                                      .............
     Lodging & Leisure 4.6%

     Innkeepers USA, REIT                                   115,000          1,127
     ..............................................................................
     LaSalle Hotel Properties, REIT                          73,000            857
     ..............................................................................
     Starwood Hotels & Resorts Worldwide (Class B), REIT     39,000          1,164
     ..............................................................................
                                                                             3,148
                                                                      .............
     Manufactured Housing 3.2%

     Manufactured Home Communities, REIT                     40,000          1,248
     ..............................................................................
     Sun Communities, REIT                                   26,000            969
     ..............................................................................
                                                                             2,217
                                                                      .............
     Office 20.4%

     Arden Realty, REIT                                      76,000          2,014
     ..............................................................................
     Boston Properties, REIT                                 53,000          2,014
     ..............................................................................
     CarrAmerica Realty                                      35,000          1,054
     ..............................................................................
     Equity Office Properties, REIT                         200,000          6,016
     ..............................................................................
     Mack-Cali Realty, REIT                                  46,000          1,427
     ..............................................................................
     SL Green Realty, REIT                                   48,000          1,474
     ..............................................................................
                                                                            13,999
                                                                      .............

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------

                                                              Shares          Value
------------------------------------------------------------------------------------
                                                                       In thousands
     Office & Industrial 8.5
%
     Alexandria Real Estate, REIT                             21,000   $        863
     ...............................................................................
     Duke Realty, REIT                                        73,000          1,776
     ...............................................................................
     Kilroy Realty, REIT                                      66,000          1,734
     ...............................................................................
     Reckson Associates Realty, REIT                          64,000          1,495
     ...............................................................................
                                                                              5,868
                                                                       .............
     Other Real Estate 1.1%

     Catellus Development*                                    39,500            727
     ...............................................................................
                                                                                727
                                                                       .............
     Regional Mall 8.6%

     CBL & Associates Properties, REIT                        54,000          1,701
     ...............................................................................
     General Growth Properties, REIT                          36,000          1,397
     ...............................................................................
     Simon Property Group, REIT                               95,000          2,786
     ...............................................................................
                                                                              5,884
                                                                       .............
     Self Storage 1.7%

     Public Storage, REIT                                     36,000          1,202
     ...............................................................................
                                                                              1,202
                                                                       .............
     Shopping Center 11.3%

     JP Realty, REIT                                          38,000            904
     ...............................................................................
     Kimco Realty, REIT                                       37,500          1,226
     ...............................................................................
     Pan Pacific Retail Properties, REIT                      46,000          1,321
     ...............................................................................
     Regency Centers                                          81,000          2,248
     ...............................................................................
     Weingarten Realty Investors, REIT                        43,000          2,064
     ...............................................................................
                                                                              7,763
                                                                       .............
     Total Real Estate                                                       64,728
                                                                       .............
     Total Miscellaneous Common Stocks  0.9%                                    655
                                                                       .............

     Total Common Stocks (Cost $60,229)                                      65,383
                                                                       .............
     SHORT-TERM INVESTMENTS 4.6%

     Money Market Funds 4.6%

     T. Rowe Price Reserve Investment Fund, 2.43%#         3,133,612          3,134
     ...............................................................................
     Total Short-Term Investments (Cost $3,134)                               3,134
                                                                       .............

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------

                                                                            Value
----------------------------------------------------------------------------------
                                                                     In thousands
  Total Investments in Securities

  99.7% of Net Assets (Cost $63,363)                                $      68,517

  Other Assets Less Liabilities                                               203
                                                                    ..............
  NET ASSETS                                                        $      68,720
                                                                    --------------
  Net Assets Consist of:

  Undistributed net realized gain (loss)                            $      (2,572)

  Net unrealized gain (loss)                                                5,154

  Paid-in-capital applicable to 6,521,042 shares of $0.0001 par
  value capital stock outstanding; 1,000,000,000 shares authorized         66,138
                                                                    ..............

  NET ASSETS                                                        $      68,720
                                                                    --------------

  NET ASSET VALUE PER SHARE                                         $       10.54
                                                                    --------------

     # Seven-day yield
     * Non-income producing
  REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
In thousands
                                                                          Year
                                                                         Ended
                                                                      12/31/01
     Investment Income (Loss)

     Income
       Dividend                                                      $   2,792
       Interest                                                             59
                                                                     ..........
       Total income                                                      2,851
                                                                     ..........
     Expenses
       Investment management                                               207
       Shareholder servicing                                               174
       Custody and accounting                                               87
       Registration                                                         41
       Prospectus and shareholder reports                                   24
       Legal and audit                                                      13
       Directors                                                             9
       Proxy and annual meeting                                              1
       Miscellaneous                                                         4
                                                                     ..........
       Total expenses                                                      560
                                                                     ..........
     Net investment income (loss)                                        2,291
                                                                     ..........
     Realized and Unrealized Gain (Loss)

     Net realized gain (loss) on securities                              1,118
     Change in net unrealized gain (loss) on securities                  1,215
                                                                     ..........
     Net realized and unrealized gain (loss)                             2,333
                                                                     ..........

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                          $   4,624
                                                                     ----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
In thousands

                                                               Year
                                                              Ended
                                                           12/31/01    12/31/00
     Increase (Decrease) in Net Assets

     Operations
       Net investment income (loss)                       $   2,291   $   1,740
       Net realized gain (loss)                               1,118        (253)
       Change in net unrealized gain (loss)                   1,215       8,394
                                                         .......................
       Increase (decrease) in net assets from operations      4,624       9,881
                                                         .......................
     Distributions to shareholders
       Net investment income                                 (2,982)     (1,740)
       Return of Capital                                         --        (389)
                                                         .......................
       Decrease in net assets from distributions             (2,982)     (2,129)
                                                         .......................
     Capital share transactions*
       Shares sold                                           37,056      36,351
       Distributions reinvested                               2,735       1,986
       Shares redeemed                                      (26,444)    (17,159)
       Redemption fees received                                  28          48
                                                         .......................
       Increase (decrease) in net assets from capital
       share transactions                                    13,375      21,226
                                                         .......................

     Net Assets

     Increase (decrease) during period                       15,017      28,978
     Beginning of period                                     53,703      24,725
                                                         .......................
     End of period                                        $  68,720   $  53,703
                                                         -----------------------

    *Share information
         Shares sold                                          3,582       3,864
         Distributions reinvested                               266         206
         Shares redeemed                                     (2,600)     (1,846)
                                                       .........................
         Increase (decrease) in shares outstanding            1,248       2,224

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------
                                                             December 31, 2001

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1997. The fund seeks to provide long-term growth through a combination of capital appreciation and current income.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Redemption Fees The fund assesses a 1% fee on redemptions of fund shares held less than 6 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $32,558,000 and $20,352,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended December 31, 2001 totaled $2,982,000 and were characterized as ordinary income for tax purposes. The tax-basis components of net assets at December 31, 2001 were as follows:

     ---------------------------------------------------------------------------
     Unrealized appreciation                                       $ 5,599,000
     Unrealized depreciation                                          (445,000)
                                                                   ............
     Net unrealized appreciation (depreciation)                      5,154,000
     Capital loss carryforwards                                     (2,572,000)
                                                                   ............
     Distributable earnings                                          2,582,000
     Paid-in capital                                                66,138,000
                                                                   ............
     Net assets                                                    $68,720,000
                                                                   ------------

     The fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2001, the fund utilized $1,089,000 of capital loss carryforwards. As of December 31, 2001, the fund has $2,572,000 of capital loss carryforwards, $2,334,000 of which expire in 2007, and $238,000 in 2008.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the character of dividends received from REIT investments. Results of operations and net assets were not affected by these reclassifications.

     --------------------------------------------------------------------------
     Undistributed net investment income                            $   691,000
     Paid-in-capital                                                   (691,000)

     At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $63,363,000.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $27,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00%.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


     Pursuant to this agreement, $140,000 of management fees were not accrued by the fund for the year ended December 31, 2001. At December 31, 2001, unaccrued fees and other expenses in the amount of $284,000 remain subject to reimbursement by the fund through December 31, 2003.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $212,000 for the year ended December 31, 2001, of which $22,000 was payable at year end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $59,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Real Estate Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 18, 2002

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


ANNUAL MEETING RESULTS
-------------------------------------------------------------------------------

   The T. Rowe Price Real Estate Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

   The results of voting were as follows (by number of shares):

     M. David Testa                        F. Pierce Linaweaver
     Affirmative:         3,690,313.873    Affirmative:          3,692,741.233
     Withhold:               66,368.116    Withhold:                63,940.756

     Total:               3,756,681.989    Total:                3,756,681.989

     James A.C. Kennedy                    Hanne M. Merriman
     Affirmative:         3,690,734.987    Affirmative:          3,693,737.226
     Withhold:               65,947.002    Withhold:                62,944.763

     Total:               3,756,681.989    Total:                3,756,681.989

     Calvin W. Burnett                     John G. Schreiber
     Affirmative:         3,691,299.090    Affirmative:          3,701,027.799
     Withhold:               65,382.899    Withhold:                55,654.190

     Total:               3,756,681.989    Total:                3,756,681.989

     Anthony W. Deering                    Hubert D. Vos
     Affirmative:         3,703,508.093    Affirmative:          3,699,649.552
     Withhold:               53,173.896    Withhold:                57,032.437

     Total:               3,756,681.989    Total:                3,756,681.989

     Donald W. Dick, Jr.                   Paul M. Wythes
     Affirmative:         3,691,930.905    Affirmative:          3,699,649.552
     Withhold:               64,751.084    Withhold:                57,032.437

     Total:               3,756,681.989    Total:                3,756,681.989

     David K. Fagin                        James S. Riepe
     Affirmative:         3,692,230.183    Affirmative:          3,690,313.873
     Withhold:               64,451.806    Withhold:                66,368.116

     Total:               3,756,681.989    Total:                3,756,681.989

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------

                                                              Number of
                                                              Portfolios
                             Term of       Principal          in Fund      Other
Name,           Position(s)  Office* and   Occupation(s)      Complex      Directorships of
Address, and    Held With    Length of     During Past        Overseen     Public
Date of Birth   Fund         Time Served   5 Years            by Director  Companies Held
--------------------------------------------------------------------------------------------
Calvin W.       Director     Elected 2001  President,         97           Provident Bank
Burnett, Ph.D.                             Coppin State                    of Maryland
100 East Pratt                             College
Street
3/16/32
--------------------------------------------------------------------------------------------
Anthony W.      Director     Elected 2001  Director,          97           The Rouse
Deering                                    Chairman of                     Company
100 East Pratt                             the Board,
Street                                     President, and
1/28/45                                    Chief Executive
                                           Officer, The
                                           Rouse Company,
                                           real estate
                                           developers
--------------------------------------------------------------------------------------------
Donald W.       Director     Elected 1997  Principal,         97           Not Applicable
Dick, Jr.                                  EuroCapital
100 East Pratt                             Advisors, LLC, an
Street                                     acquisition and
1/27/43                                    management
                                           advisory firm
--------------------------------------------------------------------------------------------
David K. Fagin  Director     Elected 1997  Director,          97           Dayton Mining
100 East Pratt                             Dayton Mining                   Corporation,
Street                                     Corporation                     Golden Star
4/9/38                                     (6/98 to pre-                   Resources Ltd.,
                                           sent), Golden                   and Canyon
                                           Star Resources                  Resources, Corp.
                                           Ltd., and Canyon
                                           Resources, Corp.
                                           (5/00 to pre-
                                           sent); Chairman
                                           and President,
                                           Nye Corporation
--------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


INDEPENDENT DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------

                                                              Number of
                                                              Portfolios
                             Term of       Principal          in Fund      Other
Name,           Position(s)  Office* and   Occupation(s)      Complex      Directorships of
Address, and    Held With    Length of     During Past        Overseen     Public
Date of Birth   Fund         Time Served   5 Years            by Director  Companies Held
--------------------------------------------------------------------------------------------
F. Pierce       Director     Elected 2001  President, F.      97           Not Applicable
Linaweaver                                 Pierce
100 East Pratt                             Linaweaver &
Street                                     Associates, Inc.,
8/22/34                                    consulting envi-
                                           ronmental and
                                           civil engineers
--------------------------------------------------------------------------------------------
Hanne M.        Director     Elected 1997  Retail Business    97           Ann Taylor Stores
Merriman                                   Consultant                      Corporation,
100 East Pratt                                                             Ameren Corp.,
Street                                                                     Finlay
11/16/41                                                                   Enterprises, Inc.,
                                                                           The Rouse
                                                                           Company, and
                                                                           US Airways
                                                                           Group, Inc.
--------------------------------------------------------------------------------------------
John G.         Director     Elected 2001  Owner/President,   97           AMLI Residential
Schreiber                                  Centaur Capital                 Properties Trust,
100 East Pratt                             Partners, Inc., a               Host Marriott
Street                                     real estate                     Corporation,
10/21/46                                   investment com-                 and The Rouse
                                           pany; Senior                    Company, real
                                           Advisor and                     estate
                                           Partner,                        developers
                                           Blackstone
                                           Real Estate
                                           Advisors, L.P.
--------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


INDEPENDENT DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------

                                                                  Number of
                                                                  Portfolios
                              Term of        Principal            in Fund       Other
Name,            Position(s)  Office* and    Occupation(s)        Complex       Directorships of
Address, and     Held With    Length of      During Past          Overseen      Public
Date of Birth    Fund         Time Served    5 Years              by Director   Companies Held
------------------------------------------------------------------------------------------------
Hubert D. Vos    Director     Elected 1997   Owner/President,     97            Not Applicable
100 East Pratt                               Stonington
Street                                       Capital
8/2/33                                       Corporation, a
                                             private investment
                                             company
------------------------------------------------------------------------------------------------
Paul M.          Director     Elected 1997   Founding Partner     97            Teltone
Wythes                                       of Sutter Hill                     Corporation
100 East Pratt                               Ventures, a venture
Street                                       capital limited
6/23/33                                      partnership,
                                             providing equity
                                             capital to young
                                             high-technology
                                             companies
                                             throughout the
                                             United States
------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

INSIDE DIRECTORS
-------------------------------------------------------------------------------

                                                                       Number of     Other
                                                                       Portfolios    Director-
                               Term of        Principal                in Fund       ships of
Name,            Position(s)   Office* and    Occupation(s)            Complex       Public
Address, and     Held With     Length of      During Past              Overseen      Compan-
Date of Birth    Fund          Time Served    5 Years                  by Director   ies Held
-----------------------------------------------------------------------------------------------
James A.C.       Director      Elected 1997   Managing Director and    32            Not
Kennedy                                       Director, T.Rowe Price                 Applicable
100 East Pratt                                and T. Rowe Price
Street                                        Group, Inc.
8/15/53
-----------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE REAL ESTATE FUND
-------------------------------------------------------------------------------


INSIDE DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------

                                                                         Number of     Other
                                                                         Portfolios    Director-
                               Term of        Principal                  in Fund       ships of
Name,            Position(s)   Office* and    Occupation(s)              Complex       Public
Address, and     Held With     Length of      During Past                Overseen      Compan-
Date of Birth    Fund          Time Served    5 Years                    by Director   ies Held
-------------------------------------------------------------------------------------------------
James S. Riepe   Director      Elected 1997   Vice Chairman              82            Not
100 East Pratt                                of the Board, Director                   Applicable
Street                                        and Managing Director,
6/25/43                                       T.Rowe Price Group,
                                              Inc.; Director and
                                              Managing Director,
                                              T.Rowe Price; Chairman
                                              of the Board and
                                              Director, T. Rowe Price
                                              Investment Services,
                                              Inc., T. Rowe Price
                                              Retirement Plan
                                              Services, Inc., and
                                              T.Rowe Price Services,
                                              Inc.; Chairman of the
                                              Board, Director,
                                              President and Trust
                                              Officer, T. Rowe Price
                                              Trust Company; Director,
                                              T. Rowe Price
                                              International, Inc.
-------------------------------------------------------------------------------------------------
M. David Testa   Director      Elected 1997   Vice Chairman              97            Not
100 East Pratt                                of the Board, Chief                      Applicable
Street                                        Investment Officer,
4/22/44                                       Director, and Managing
                                              Director, T. Rowe Price
                                              Group, Inc.; Chief
                                              Investment Officer,
                                              Director, and Managing
                                              Director, T. Rowe Price;
                                              Vice President
                                              and Director,
                                              T. Rowe Price Trust
                                              Company; Director,
                                              T. Rowe Price
                                              International, Inc.
-------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T.ROWE PRICE INVESTMENT SERVICES AND INFORMATION
-------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from
          7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES*

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

         *T. Rowe Price Brokerage is a division of T. Rowe Price Investment
          Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
-------------------------------------------------------------------------------

     T. ROWE PRICE RETIREMENT SERVICES

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES
          .....................................................................

          T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

          INVESTMENT VEHICLES
          .....................................................................

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

T. ROWE PRICE WEB SERVICES
-------------------------------------------------------------------------------


      www.troweprice.com

          ACCOUNT INFORMATION
          ---------------------------------------------------------------------

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

          FINANCIAL TOOLS AND CALCULATORS
          ---------------------------------------------------------------------

          College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

          Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          INVESTMENT TRACKING AND INFORMATION
          ---------------------------------------------------------------------
          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

          Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

          Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.

T. ROWE PRICE COLLEGE PLANNING
-------------------------------------------------------------------------------

      COLLEGE PLANNING

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
-------------------------------------------------------------------------------

      ADVISORY SERVICES

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          The T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. Rowe Price Investment Checkup(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Portfolio Spotlight. This powerful tool provides you with a clear picture of how all your investments fit together. After you provide the number of shares or dollar values of your stock, mutual fund, and annuity holdings, Portfolio Spotlight will show you a detailed summary of your current holdings by sector and asset class.

          Minimum Required Distribution (MRD) Guide. This guide discusses the potential effects of your MRD elections on your income, and includes a worksheet to help you make the MRD selections most appropriate for your retirement goals.

T. ROWE PRICE MUTUAL FUNDS
-------------------------------------------------------------------------------

STOCK FUNDS                      BOND FUNDS                      MONEY MARKET FUNDS[dagger]
................................  ..............................  ...............................
Domestic                         Domestic Taxable                Taxable
Blue Chip Growth*                Corporate Income                Prime Reserve
Capital Appreciation             GNMA                            Summit Cash Reserves
Capital Opportunity              High Yield*                     U.S. Treasury Money
Developing Technologies          New Income
Diversified Small-Cap Growth     Short-Term Bond                 Tax-Free
Dividend Growth                  Spectrum Income                 California Tax-Free Money
Equity Income*                   Summit GNMA                     Maryland Tax-Free Money
Equity Index 500                 U.S. Bond Index                 New York Tax-Free Money
Extended Equity Market Index     U.S. Treasury Intermediate      Summit Municipal Money Market
Financial Services               U.S. Treasury Long-Term         Tax-Exempt Money
Growth & Income
Growth Stock*                    Domestic Tax-Free               INTERNATIONAL/GLOBAL
Health Sciences                  California Tax-Free Bond        FUNDS
Media & Telecommunications       Florida Intermediate Tax-Free   ...............................
Mid-Cap Growth*                  Georgia Tax-Free Bond           Stock
Mid-Cap Value                    Maryland Short-Term             Emerging Europe &
New America Growth                 Tax-Free Bond                   Mediterranean
New Era                          Maryland Tax-Free Bond          Emerging Markets Stock
New Horizons**                   New Jersey Tax-Free Bond        European Stock
Real Estate                      New York Tax-Free Bond          Global Stock
Science & Technology*            Summit Municipal Income         Global Technology
Small-Cap Stock*                 Summit Municipal Intermediate   International Discovery**
Small-Cap Value*                 Tax-Free High Yield             International Equity Index
Spectrum Growth                  Tax-Free Income                 International Growth & Income
Tax-Efficient Growth             Tax-Free Intermediate Bond      International Stock*
Tax-Efficient Multi-Cap Growth   Tax-Free Short-Intermediate     Japan
Total Equity Market Index        Virginia Tax-Free Bond          Latin America
Value*                                                           New Asia
                                                                 Spectrum International

BLENDED ASSET FUNDS                                              Bond
................................                                  Emerging Markets Bond
Balanced                                                         International Bond*
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

  * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T.Rowe Price Advisor Class funds, contact your financial professional or T.Rowe Price at 1-877-804-2315.

  **       Closed to new investors.

  [dagger] Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

           Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

Invest With Confidence(R)               T. Rowe Price Investment Services, Inc.
T. Rowe Price         [logo]            100 East Pratt Street
                                        Baltimore, MD 21202

                                                            F12-050  12/31/01 R